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NEWS                                                                  [LOGO] TXU
RELEASE

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1601 Bryan Street
Dallas, Texas  75201-3411

                                                           FOR IMMEDIATE RELEASE

           TXU REPORTS STRONG SECOND QUARTER RESULTS; AFFIRMS OUTLOOK

DALLAS - AUGUST 2, 2005 - TXU Corp. (NYSE: TXU) today reported consolidated results for the second quarter ended June 30, 2005.

o Reflecting the successful execution of its ongoing restructuring program, TXU reported net income available to common shareholders of $375 million, or $1.39 per share,(1) for the second quarter of 2005 compared to a net loss available to common shareholders of $598 million, or $1.87 per share, for the second quarter 2004.

o Quarterly operational earnings(2) show the same strong growth trajectory. Operational earnings, which exclude special items and discontinued operations, were $381 million, or $1.57 per share, during the second quarter of 2005 compared to $168 million, or $0.51 per share, for the second quarter 2004, a 208 percent increase in per share earnings.

o For the six months ended (year-to-date) June 30, 2005, TXU reported net income available to common shareholders of $791 million, or $1.21 per share, compared to a net loss available to common shareholders of $425 million, or $1.32 per share, for year-to-date June 30, 2004.

o Year-to-date operational earnings were $628 million, or $2.58 per share, compared to $316 million, or $0.93 per share, for year-to-date 2004, a 177 percent increase on a per share basis.

o TXU's outlook for operational earnings for 2005 remains at $6.25 to $6.45 per share of common stock, and the initial outlook for 2006 growth relative to the 2005 outlook remains at 16 to 20 percent. TXU expects roughly 60 percent of the remaining operational earnings for 2005 to be earned in the third quarter.(3)

REPORTED EARNINGS

In 2004, TXU launched a comprehensive restructuring program, which included the disposition of non-core businesses, increased investments in customer service and reliability, and a broad-based operational improvement program. The successful execution of this ongoing restructuring program is evident in the company's quarterly results. For the second quarter of 2005, TXU's reported earnings of $375 million compared to a net loss available to common shareholders of $598 million in the second quarter of 2004. Income from continuing operations was $383 million, or $1.43 per share, for the second quarter of 2005 compared to a loss of $90 million, $0.28 per share, for the comparable prior-year period. TXU's reported earnings include a loss from discontinued operations(4) of $4 million, or $0.02 per share. Income from continuing operations for the second quarter of 2005 includes special charges of $2 million, or $0.01 per share, associated with transitional costs related to TXU's outsourcing agreement with Capgemini Energy. For the second quarter of 2004, income from continuing operations included special charges totaling $263 million, or $0.78 per share, primarily related to TXU's major restructuring and operational improvement program. Special items are listed in Appendix Tables A1 and A2 on page 13.

----------
(1) A summary of the calculations of diluted earnings per share for the quarter and year-to-date periods is provided in Tables 1a and 1b on page 3.

(2) Operational earnings is a non-GAAP measure that adjusts net income for special items. See Attachment 1: Financial Definitions for a detailed definition of operational earnings and other GAAP and non-GAAP financial measures used in this release.

(3) TXU Corp. does not provide net income outlook because it cannot reliably predict future special items or extraordinary events.

(4)   See Appendix Table K for details of discontinued operations.

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

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Reported earnings for year-to-date  2005 were $791 million,  or $1.21 per share, compared to a net loss of $425 million, or $1.32 per share, for the comparable 2004 period. For the 2005 and 2004 year-to-date periods, reported earnings include income from discontinued operations of $11 million ($0.05 per share) and $380 million ($1.18 per share), respectively. Year-to-date 2004 reported earnings also include a $16 million ($0.05 per share) extraordinary gain and an $849 million ($2.64 per share) buyback premium on exchangeable preferred membership interests (EPMI) purchased in April 2004. Year-to-date 2005 income from continuing operations was $790 million, or $1.20 per share, compared to $39 million, or $0.12 per share, for the comparable prior-year period. Income from continuing operations for year-to-date 2005 includes special credits, primarily associated with reductions in tax reserves and insurance proceeds associated with litigation settlement expenses net of transitional Capgemini outsourcing costs and other restructuring-related expenses, totaling $152 million, or $0.63 per share. For the comparable 2004 period, income from continuing operations included special charges totaling $288 million, or $0.80 per share, primarily
related  to  TXU's  major   restructuring   and  operational   improvement  plan
implemented in 2004.

For purposes of calculating 2005 reported earnings per share, net income is reduced by $36 million for the second quarter and $498 million for the year-to-date period due to the true-up of the company's accelerated share repurchase program. These amounts represent the change during the second quarter and year-to-date, respectively, in the true-up values estimated at March 31, 2005 and December 31, 2004. The actual cash true-up of $523 million, including fees and expenses, was paid in May upon completion of the program.

Reported and operational earnings per share are diluted. For periods when common stock equivalents are not dilutive, diluted shares are equal to basic shares outstanding.

OPERATIONAL EARNINGS

Quarterly operational earnings increased from $0.51 per share in the second quarter of 2004 to $1.57 per share in the second quarter of 2005, an increase of 208 percent. This strong growth rate reflects improvements in contribution margins and reductions in operating costs and selling, general and administrative expenses in TXU's core businesses, reflecting the successful ongoing implementation of TXU's restructuring program. The earnings per share improvement also shows the impact of fewer average common shares outstanding, partially offset by increased corporate and other expenses.

"The strong second quarter results demonstrate our progress in transforming TXU into a high-performance industrial company," said C. John Wilder, chairman and CEO of TXU Corp. "We're relentlessly executing, even with unsustainably low retail margins, volatile commodity prices, and robust competition in our retail business."

Operational earnings of $2.58 per share for the 2005 year-to-date period increased $1.65 per share compared to 2004. The improved results reflect improved performance from the TXU Energy Holdings and TXU Electric Delivery segments, reduced corporate and other expenses, and fewer average common shares outstanding.

Operational earnings are discussed in more detail beginning on page 4 under Consolidated Operational Earnings Summary.

EARNINGS TELECONFERENCE TODAY

TXU will host a teleconference with financial analysts to discuss its second quarter 2005 results at 10:00 a.m. Central (11:00 a.m. Eastern) today. The telephone numbers are 800-309-0343 in the United States and Canada and 706-634-7057 internationally, with confirmation code 7644091. THE TELECONFERENCE WILL BE WEB CAST LIVE ON TXU CORP.'S WEB SITE AT WWW.TXUCORP.COM FOR ALL INTERESTED PARTIES.

CONSOLIDATED RESULTS

Tables 1a and 1b below provide the shares and adjustments included in the calculation of diluted earnings per share for reported and operational earnings for second quarter and year-to-date 2005 compared to the comparable 2004 periods.

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

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TABLE 1A: SUMMARY CALCULATION OF EARNINGS PER SHARE(5)
Q2 05 AND Q2 04; $ MILLIONS, MILLION SHARES, $ PER SHARE

===========================================================================================================================
                                                                                    Q2 05                             Q2 04
FACTOR                                                    Q2 05 REPORTED      OPERATIONAL   Q2 04 REPORTED      OPERATIONAL
======================================================= ================= ================ ================ ===============
NET INCOME TO COMMON                                                 375                -            (598)                -
........................................................ ................. ................ ................ ...............
OPERATIONAL EARNINGS                                                   -              381                -              168
........................................................ ................. ................ ................ ...............
   Interest on EPMI, convertible senior notes                          -                -                -                4
........................................................ ................. ................ ................ ...............
   Accelerated share repurchase (ASR) true-up                       (36)                -                -                -
........................................................ ................. ................ ................ ...............
AVERAGE SHARES FOR DILUTED EARNINGS CALCULATION
........................................................ ................. ................ ................ ...............
  Basic shares                                                         -                -              320                -
........................................................ ................. ................ ................ ...............
  Diluted shares                                                     243              243                -              337
........................................................ ................. ................ ................ ...............
DILUTED EARNINGS PER SHARE                                          1.39             1.57           (1.87)             0.51
===========================================================================================================================

TABLE 1B: SUMMARY CALCULATION OF EARNINGS PER SHARE(6)
YTD 05 AND YTD 04; $ MILLIONS, MILLION SHARES, $ PER SHARE

===========================================================================================================================
                                                                  YTD 05           YTD 05           YTD 04           YTD 04
FACTOR                                                          REPORTED      OPERATIONAL         REPORTED      OPERATIONAL
======================================================= ================= ================ ================ ===============
NET INCOME TO COMMON                                                 791                -            (425)                -
........................................................ ................. ................ ................ ...............
OPERATIONAL EARNINGS                                                   -              628                -              316
........................................................ ................. ................ ................ ...............
   Interest on EPMI, convertible senior notes                          -                -                -               18
........................................................ ................. ................ ................ ...............
   ASR  true-up                                                    (498)                -                -                -
........................................................ ................. ................ ................ ...............
AVERAGE SHARES FOR DILUTED EARNINGS CALCULATION
........................................................ ................. ................ ................ ...............
  Basic shares                                                         -                -              322                -
........................................................ ................. ................ ................ ...............
  Diluted shares                                                     243              243                -              358
........................................................ ................. ................ ................ ...............
DILUTED EARNINGS PER SHARE                                          1.21             2.58           (1.32)             0.93
===========================================================================================================================

Tables 2a and 2b below reconcile operational earnings to reported net income available for common stock.

----------
(5) For the second quarter 2005, the dilution calculation for reported and operational earnings reflects the addition to net income of interest on convertible senior notes of $0.2 million after tax and addition of 4.6 million shares related to the effect of share-based compensation (2.8 million), convertible senior notes (0.7 million) and equity-linked securities (1.1 million). The diluted earnings per share calculation for reported earnings also reflects a reduction of net income by a $36 million increase in the actual cash true-up of the company's share repurchase program from the value estimated at March 31, 2005. For the second quarter 2004, reported earnings per share are based upon basic shares because common stock equivalents are not dilutive. For the operational earnings dilution calculation, the $4 million after-tax interest expense on the EPMI, which were repurchased by TXU Corp. on April 26, 2004, are added to net income, and the related weighted average 17 million shares are added to the weighted average share count.

(6) For the 2005 year-to-date period, the dilution calculation for reported and operational earnings reflects the addition to net income of interest on convertible senior notes of $0.4 million after tax and addition of 5 million shares related primarily to the effect of share-based compensation (3.4 million), convertible senior notes (0.7 million) and equity-linked securities (0.9 million). The diluted earnings per share calculation for reported earnings also reflects a reduction of net income by a $498 million change in the actual cash true-up of the company's share repurchase program from the value estimated at December 31, 2004. For year-to-date 2004, reported earnings per share are based upon basic shares because common stock equivalents are not dilutive. For the operational earnings dilution calculation, the $18 million after-tax interest expense on the EPMI are added to net income, and the related weighted average 37 million shares are added to the weighted average share count.

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

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TABLE 2A: RECONCILIATION OF OPERATIONAL EARNINGS TO REPORTED NET INCOME
          AVAILABLE TO COMMON SHAREHOLDERS
Q2 05 VS. Q2 04; $ MILLIONS AND $ PER SHARE AFTER TAX

===========================================================================================================================
                                                                       Q2 05           Q2 05           Q2 04          Q2 04
FACTOR                                                            $ MILLIONS     $ PER SHARE      $ MILLIONS    $ PER SHARE
============================================================== ============== =============== =============== =============
NET INCOME (LOSS) TO COMMON                                              375            1.39           (598)         (1.87)
............................................................... .............. ............... ............... .............
   Discontinued operations                                                 4            0.02           (330)         (1.03)
............................................................... .............. ............... ............... .............
   Extraordinary gain                                                      -               -            (16)         (0.05)
............................................................... .............. ............... ............... .............
   Buyback premium on EPMI                                                 -               -             849           2.65
............................................................... .............. ............... ............... .............
   Preference stock dividends                                              4            0.02               5           0.02
............................................................... .............. ............... ............... .............
INCOME (LOSS) FROM CONTINUING OPERATIONS                                 383            1.43            (90)         (0.28)
............................................................... .............. ............... ............... .............
   Effect of ASR true-up                                                   -            0.15               -              -
............................................................... .............. ............... ............... .............
   Effect of share dilution                                                -               -               -           0.03
............................................................... .............. ............... ............... .............
   Preference stock dividends                                            (4)          (0.02)             (5)         (0.02)
............................................................... .............. ............... ............... .............
   Special items                                                           2            0.01             263           0.78
............................................................... .............. ............... ............... .............
OPERATIONAL EARNINGS                                                     381            1.57             168           0.51
===========================================================================================================================

TABLE 2B: RECONCILIATION OF OPERATIONAL EARNINGS TO REPORTED NET INCOME
          AVAILABLE TO COMMON SHAREHOLDERS
YTD 05 VS. YTD 04; $ MILLIONS AND $ PER SHARE AFTER TAX

===========================================================================================================================
                                                                      YTD 05          YTD 05          YTD 04         YTD 04
FACTOR                                                            $ MILLIONS     $ PER SHARE      $ MILLIONS    $ PER SHARE
============================================================== ============== =============== =============== =============
NET INCOME (LOSS) TO COMMON                                              791            1.21           (425)         (1.32)
............................................................... .............. ............... ............... .............
   Discontinued operations                                              (11)          (0.05)           (380)         (1.18)
............................................................... .............. ............... ............... .............
   Extraordinary gain                                                      -               -            (16)         (0.05)
............................................................... .............. ............... ............... .............
   Buyback premium on EPMI                                                 -               -             849           2.64
............................................................... .............. ............... ............... .............
   Preference stock dividends                                             10            0.04              11           0.03
............................................................... .............. ............... ............... .............
INCOME (LOSS) FROM CONTINUING OPERATIONS                                 790            1.20              39           0.12
............................................................... .............. ............... ............... .............
   Effect of ASR true-up                                                   -            2.05               -              -
............................................................... .............. ............... ............... .............
   Effect of share dilution/rounding                                       -               -               -           0.04
............................................................... .............. ............... ............... .............
   Preference stock dividends                                           (10)          (0.04)            (11)         (0.03)
............................................................... .............. ............... ............... .............
   Special items                                                       (152)          (0.63)             288           0.80
............................................................... .............. ............... ............... .............
OPERATIONAL EARNINGS                                                     628            2.58             316           0.93
===========================================================================================================================

Special items for the second quarter 2005 represent $2 million after tax, or $0.01 per share, for expenses related to Capgemini transition costs. Special items for the year-to-date period totaled a credit of $152 million after tax, or $0.63 per share. These benefits relate primarily to the reduction of $138 million of the company's federal income tax valuation allowance reserve for the write-off of its investment in TXU Europe due to the anticipated use of additional capital losses, and additional insurance proceeds of $23 million ($35 million before tax) related to the settlement of the securities class action lawsuit announced in January 2005. Special items for the 2005 and 2004 quarter and year-to-date periods are described in Appendix Tables A1 and A2.

For the quarter and year-to-date 2004, special items totaled $263 million ($0.78 per share) and $288 million ($0.80 per share) of charges, respectively. Special items in these periods relate primarily to costs associated with the company's restructuring and improvement program implemented in 2004, and include severance-related charges and software project write-offs related to the Capgemini outsourcing plan, other severance-related charges arising from organizational realignments, a write-down of spare parts inventories from excess items on hand, impairments of generation-related assets due to closures, debt retirement expenses associated with the company's liability management program, one-time compensation expenses, and an accrual for the potential settlement of certain litigation, partially offset by the reduction in tax reserves associated with the 2002 write-off of the TXU Europe investment.

CONSOLIDATED OPERATIONAL EARNINGS SUMMARY

Table 3 below provides a consolidated summary of major drivers of operational earnings per share. A more detailed discussion of contributions and drivers by segment is provided in Business Segment Results beginning on page 6.

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

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TABLE 3: CONSOLIDATED -- OPERATIONAL EARNINGS RECONCILIATION
Q2 04 TO Q2 05 AND YTD 04 TO YTD 05; $ MILLIONS AND $ PER SHARE

============================================================================================================================
                                                           QTR                 QTR                  YTD                  YTD
EARNINGS FACTOR                                     $ MILLIONS         $ PER SHARE           $ MILLIONS          $ PER SHARE
========================================== ==================== =================== ==================== ===================
Q2 04 OPERATIONAL EARNINGS                                 168                0.51                  316                 0.93
........................................... .................... ................... .................... ...................
   TXU Energy Holdings segment                             197                0.58                  274                 0.76
........................................... .................... ................... .................... ...................
   TXU Electric Delivery segment                            26                0.08                   32                 0.09
........................................... .................... ................... .................... ...................
   Corporate expenses                                     (10)              (0.03)                    6                 0.02
........................................... .................... ................... .................... ...................
   Effect of reduced shares                                  -                0.43                    -                 0.78
........................................... .................... ................... .................... ...................
Q2 05 OPERATIONAL EARNINGS                                 381                1.57                  628                 2.58
============================================================================================================================

Operational earnings were $1.57 per share, up 208 percent from $0.51 per share in the second quarter of 2004. The increase includes a $0.58 per share, or 129 percent improvement in operational earnings from the unregulated TXU Energy Holdings segment, an $0.08 per share, or 44 percent improvement in operational earnings from the regulated TXU Electric Delivery segment, and a $0.43 per share improvement attributable to the reduction in average shares outstanding, partially offset by a $0.03 per share increase in corporate expenses. The decrease in average shares of common stock was primarily due to the repurchase of the EPMI in April 2004 and approximately 84 million shares of TXU Corp. common stock from May through November 2004.

Year-to-date operational earnings rose by $1.65 per share, or 177 percent over the $0.93 per share in 2004 as a result of a $0.78 per share improvement attributable to reduction in the average shares outstanding, a $0.76 per share improvement in TXU Energy Holdings segment performance, a $0.09 per share improvement in TXU Electric Delivery segment performance, and a $0.02 per share decrease in corporate expenses. A more detailed discussion of drivers of segment performance is provided in Business Segment Results beginning on page 6.

CASH FLOW AND FINANCIAL FLEXIBILITY

The benefits of TXU's restructuring program are also evident in continued improvement in returns, financial flexibility measures, and cash flow.

Table 4 below provides a summary of consolidated common stock and return measures at June 30, 2005 and 2004.

TABLE 4: CONSOLIDATED -- RETURN STATISTICS
TWELVE MONTHS ENDED 6/30/05 AND 6/30/04; MIXED MEASURES

===========================================================================================================================
STATISTIC                                                                                 6/30/05     6/30/04      % CHANGE
===================================================================================== ============ =========== ============
Common stock data:
...................................................................................... ............ ........... ............
   Basic shares outstanding-end of period (millions)                                          240         297        (19.2)
...................................................................................... ............ ........... ............
   Return on average common stock equity - based on net income (%)                           37.0       (0.2)             -
...................................................................................... ............ ........... ............
   Return on average common stock equity - based on operational earnings (%)                 53.4        15.0             -
...................................................................................... ............ ........... ............
   Return on average invested capital - based on net income (%)                               7.9         7.3           8.2
...................................................................................... ............ ........... ............
   Return on average invested capital - based on operational earnings (%)                    10.1         6.4          57.8
===========================================================================================================================

TXU Corp.'s continued progress in improving its financial flexibility is reflected in its credit metrics for the second quarter 2005 as compared to the second quarter of 2004 in Table 5 below. Strong credit metrics are an essential determinant in TXU Corp.'s disciplined approach to capital allocation. The credit metric improvements incorporate an increase in the second quarter 2005 of $1 billion in total debt, excluding transition bonds, to $12.8 billion. The increase was due to the payment of a $523 million true-up of the accelerated share repurchase program, the redemption of $300 million of preference stock, and payment of dividends. The majority of TXU's cash flow is typically received in the second half of the year, and the financial flexibility measures, EBITDA/interest and debt/EBITDA, are expected to continue to improve.

TABLE 5: CONSOLIDATED -- FINANCIAL FLEXIBILITY MEASURES
TWELVE MONTHS ENDED 6/30/05 AND 6/30/04; $ MILLIONS AND RATIOS

===========================================================================================================================
FINANCIAL FLEXIBILITY MEASURE                             6/30/05            6/30/04              CHANGE           % CHANGE
============================================== =================== ================== =================== =================
EBITDA (excluding special items)                            3,220              2,466                 754               30.6
............................................... ................... .................. ................... .................
Cash interest expense                                         712                721                 (9)              (1.2)
............................................... ................... .................. ................... .................
Debt (excluding transition bonds)                          12,784             12,287                 497                4.0
............................................... ................... .................. ................... .................
EBITDA/interest                                               4.5                3.4                 1.1               32.4
............................................... ................... .................. ................... .................
Debt/EBITDA                                                   4.0                5.0               (1.0)             (20.0)
===========================================================================================================================


                                       5
================================================================================

================================================================================

As shown in Table 6, for year-to-date 2005, cash provided by operating activities was $594 million, an increase of $107 million over the comparable 2004 period. The improvement primarily reflects higher earnings (as adjusted for non-cash items in the statement of cash flows). This was offset by a $232 million increase in use of cash for working capital (accounts receivable, inventories, and accounts payable) primarily due to timing effects arising from lower wholesale power purchases and sales, as well as higher retail accounts receivable balances due to higher prices and hotter weather. The variance also includes an $84 million payment, net of insurance recoveries, in settlement of the consolidated amended securities class action suit.

TABLE 6: CONSOLIDATED -- CASH AND FREE CASH FLOW
YTD 05 AND YTD 04; $ MILLIONS

===========================================================================================================================
CASH FLOW FACTOR                                           YTD 05             YTD 04              CHANGE           % CHANGE
============================================== =================== ================== =================== =================
Cash provided by operating activities                         594                487                 107               22.0
............................................... ................... .................. ................... .................
   Capital expenditures                                     (507)              (355)               (152)             (42.8)
............................................... ................... .................. ................... .................
   Nuclear fuel                                              (26)               (47)                  21               44.7
............................................... ................... .................. ................... .................
Free cash flow                                                 61                 85                (24)             (28.2)
===========================================================================================================================

Table 7 below represents available liquidity (cash and available credit facility capacity) as of July 29, 2005 and December 31, 2004. In March 2005, TXU Corp.'s subsidiaries increased the capacity under their credit facilities by $1 billion and lowered the cost and extended the terms of their credit facilities as part of the company's ongoing efforts to improve liquidity and financial flexibility. In June 2005, TXU Corp.'s subsidiaries obtained bank commitments for an additional $1 billion facility with terms similar to those facilities announced in March. The new facility is expected to close in mid-August. TXU plans to maintain minimum available liquidity of $1.5 billion.

TABLE 7: CONSOLIDATED -- LIQUIDITY
AVAILABLE AMOUNTS AS OF 7/29/05 AND 12/31/04; $ MILLIONS

===========================================================================================================================
LIQUIDITY COMPONENT                                                       BORROWER        MATURITY      7/29/05    12/31/04
================================== ================================================ =============== ============ ==========
Cash and cash equivalents                                                                                    94         106
................................... ................................................ ............... ............ ..........
$1.4 billion credit facility              TXU Energy Co./TXU Electric Delivery Co.         June 08           777      1,172
................................... ................................................ ............... ............ ..........
$1.6 billion credit facility              TXU Energy Co./TXU Electric Delivery Co.        March 10        1,170           -
................................... ................................................ ............... ............ ..........
$500 million credit facility              TXU Energy Co./TXU Electric Delivery Co.         June 10          330         500
................................... ................................................ ............... ............ ..........
$500 million credit facility                                        TXU Energy Co.     December 09            -         500
................................... ................................................ ............... ............ ..........
Terminated facilities                                                                                         -         531
................................... ................................................ ............... ............ ..........
   Total liquidity                                                                                        2,371       2,809
===========================================================================================================================

BUSINESS SEGMENT RESULTS

The following is a discussion of operational earnings by business segment. TXU Corp.'s businesses include the TXU Energy Holdings segment, the TXU Electric Delivery segment, and Corporate operations.

TXU ENERGY HOLDINGS SEGMENT

TXU Energy Company LLC, the unregulated business segment of TXU Corp. (TXU Energy Holdings segment), consists of electricity generation (TXU Power) and consumer, business, and wholesale markets activities (collectively, TXU Energy). These businesses are effectively managed as one business through the wholesale markets function that captures the natural hedge inherent between the retail and generation businesses. TXU Power and the retail business of TXU Energy are separate legal entities that, in accordance with regulatory requirements, operate independently within the competitive Texas power market.

TXU ENERGY HOLDINGS SEGMENT: OPERATIONAL PERFORMANCE

In 2004, TXU launched a comprehensive business improvement program in TXU Energy Holdings, including significant investments in customer service and production reliability, as well as productivity improvement initiatives targeting efficiency gains in SG&A and operating expenses. TXU Power also designed and implemented the TXU Operating System, incorporating lean operating techniques and process discipline into TXU Power's generation plant and mining operations. The impact of the TXU Operating System is evident in second quarter operating performance. The lignite (coal) fleet set a second quarter production record. Excluding planned outages, the lignite fleet achieved a 96.2 percent capacity factor in the second quarter of 2005 compared to 92.9 percent for the same period in 2004. TXU Operating System project teams identified waste and improvement opportunities during two significant lignite unit overhauls, reducing the number of days required to complete the overhauls by 23 percent and generating combined contribution margin benefit of approximately $15 million. TXU Power's nuclear operations achieved similar results. Excluding planned outages, the nuclear units achieved a


                                       6
================================================================================

================================================================================

101.4 percent capacity factor in the second quarter of 2005 compared to 98.5 percent for the same period in 2004. Comanche Peak Unit 2 completed its eighth refueling outage three days earlier than planned, creating approximately $4 million of additional contribution margin. While successfully achieving these increased production levels, fuel costs were reduced in the second quarter of 2005 by 2.8 percent per megawatt-hour (MWh) relative to the second quarter of 2004 for the lignite plants and by 1.2 percent for Comanche Peak. Additionally, operating costs for TXU Energy Holdings were reduced by $23 million in the second quarter of 2005 relative to the same quarter of last year even with increases in base-load production levels.

TXU's new Power Optimization Center (POC) was also an important contributor to the success of TXU Power's second quarter results. The POC utilizes telecommunications and on-line diagnostic technologies to detect plant performance issues before they become a problem, resulting in improved heat rates and reliability. The POC is currently monitoring both nuclear units and all nine lignite units with equipment and performance modeling capabilities that are expected to be fully implemented by the end of the third quarter. Benefits already delivered by the POC include early detection of increasing temperatures and vibration on major equipment, such as pumps, fans and motors. The POC is a significant component of TXU Power's strategy of safely producing reliable and low cost generation.

TXU Energy (consumer, business, and wholesale markets) continued to make progress toward operational excellence and market leadership in the second quarter of 2005.

TXU Energy improved the customer experience in the second quarter of 2005 by reducing average speed to answer customer calls to 12 seconds as compared to 27 seconds in the prior-year period, customer time in the integrated voice recognition system (IVR) to an average of 78 seconds, down 21 percent from the prior-year period, and the number of Public Utility Commission of Texas complaints by five percent from the comparable prior-year period.

The Capgemini Energy partnership assisted in delivering these service improvements and in reducing overall TXU Energy Holdings segment SG&A by $50 million in the second quarter of 2005 versus the second quarter of 2004, or $47 million (29 percent) excluding special items in the prior-year period. This includes an $11 million (55 percent) reduction in retail bad debt expense (a $26 million reduction year-to-date), predominantly driven by application of disciplined credit and collection practices. This was accompanied by the assignment of employees to assist customers with financial needs and continued contributions to TXU Energy Aid. As announced in 2004, TXU Energy and its affiliates will contribute $15 million over a three-year period to TXU Energy Aid, the company's program that provides funds to local social agencies to help customers with temporary financial needs pay their energy bills.

The increased credit and collections activities and continuing robust competition in consumer markets have driven continued customer attrition. Competitor marketing and discounting have continued despite low headroom as a result of increased wholesale power prices driven by increased heat rates and natural gas prices. Net residential customer attrition was 2.9 percent for the quarter, up from 1.2 percent the previous quarter and down from 0.2 percent net growth during the second quarter 2004. In the second quarter 2004, competitive activity was comparatively low, and the number of customers returned to TXU Energy from competitive retailers due to non-payment was much higher. Approximately 35 percent of the attrition in the second quarter 2005 (41 percent year-to-date) was driven by more effective bad debt management efforts; the savings generated by reduced bad debt more than offset the incremental costs of customer churn. Assuming natural gas prices at the current PTB fuel factor rate of $7.87/MMBtu, projected full-year 2005 bad debt expense reduction of $30 million to $40 million saves more than the equivalent economic cost of a 10 percent churn in residential customers. Current gas prices are significantly higher than $7.87/MMBtu, making the current bad debt trade-off even more favorable. TXU Energy continues to target full-year native market attrition of 7 to 8 percent.

TXU Energy is currently launching initiatives, such as retention programs and competitive offers, to reduce the level of switching. These include expansion of the successfully piloted TXU Rewards+ program in North Texas. This internet-based loyalty program was launched in February 2005. It allows TXU Energy customers to use Rewards dollars to obtain discounts on the purchase of travel, entertainment and merchandise. More than 75,000 customers have joined this program since it began, an increase of more than 150 percent over the number of participants in the first quarter. In addition, the consumer segment continues to expand competitive offerings in South Texas while evaluating alternatives to the Price-to-Beat in North Texas. Further, an advertising campaign is being launched to reinforce the benefits of being a TXU Energy customer. The campaign, labeled "The Power of Peace of Mind," highlights TXU Energy's proven track record of responsive, worry-free customer service at competitive rates. Outside of TXU's native market, these marketing programs are expected to increase profitable customer acquisitions since TXU Energy has improved its bad debt management capabilities and lowered its cost to serve customers through the Capgemini Energy agreement and other initiatives.

Competition also remains robust in business markets. However, the churn rate for small and medium businesses has improved from first quarter levels. The churn improvement is largely attributable to the expansion of the telephone and direct sales forces early this year. Specialized offerings in historically high churn categories were implemented in the second


                                       7
================================================================================

================================================================================

quarter and direct sales coverage was recently expanded to smaller business customers. Customer satisfaction in the business segment continues to improve as call center initiatives such as TXU Energy 1-Call ResolutionSM and dedicated queues for specialized need customers have been implemented. Business call satisfaction is nearly eight percent higher compared to the second quarter 2004. The acquisition process for new small and medium business customers has been improved and pilot launches of new sales channels are underway. For large commercial and industrial customers, volumes sold during the first half of the year decreased to 8.5 terawatt-hours (TWh) as compared to 13.5 TWh in the first half of 2004, reflecting TXU Energy's continued focus on profitability and fierce competition in the market. Improvements have been made in operational processes, contract underwriting criteria, and cost structure. This focus has improved the customer mix and reduced sales-related costs by over 30 percent.

TXU ENERGY HOLDINGS SEGMENT: FINANCIAL PERFORMANCE

The financial performance of TXU Energy Holdings reflects the ongoing successful implementation of the restructuring initiatives described above. In the second quarter of 2005, the TXU Energy Holdings segment reported income from continuing operations of $1.42 per share, a $1.48 per share improvement over a loss from continuing operations of $0.06 per share in the second quarter of 2004. Special charges for the second quarter 2005 were $2 million, or $0.01 per share, as compared to $169 million, or $0.50 per share, in 2004, as detailed in Appendix Table A1. Operational earnings in the second quarter of 2005 were $1.43 per share, a 218 percent increase over $0.45 per share in the prior-year period. Excluding the effect of lower average shares, the TXU Energy Holdings segment operational earnings improved by $0.58 per share, or 129 percent.

For the year-to-date period ended June 30, 2005, the TXU Energy Holdings segment reported income from continuing operations of $2.26 per share, a $1.96 per share increase over income from continuing operations of $0.30 per share in the comparable 2004 period. Special charges for the 2005 year-to-date period were $4 million, or $0.02 per share, as compared to $180 million, or $0.50 per share in 2004, as detailed in Appendix Table A2. Operational earnings for year-to-date 2005 were $2.27 per share, a 191 percent increase over the $0.78 per share in the prior-year period. Excluding the effect of lower average shares, the TXU Energy Holdings segment operational earnings improved by $0.76 per share, or 97 percent.

Table 8 below reconciles the change in operational earnings from 2004 to 2005 for the second quarter and year-to-date periods. During the quarter, contribution margins improved while operating costs, depreciation and amortization, and SG&A expenses all registered declines relative to the second quarter of last year.

TABLE 8: TXU ENERGY HOLDINGS SEGMENT -- OPERATIONAL EARNINGS RECONCILIATION Q2 04 TO Q2 05 AND YTD 04 TO YTD 05; $ MILLIONS AND $ PER SHARE

============================================================================================================================
                                                          QTR                  QTR                  YTD                  YTD
EARNINGS FACTOR                                    $ MILLIONS          $ PER SHARE           $ MILLIONS          $ PER SHARE
========================================= ==================== ==================== ==================== ===================
Q2 04 OPERATIONAL EARNINGS                                150                 0.45                  278                 0.78
.......................................... .................... .................... .................... ...................
   Contribution margin                                    244                 0.72                  288                 0.80
.......................................... .................... .................... .................... ...................
   Operating costs                                         23                 0.07                   37                 0.10
.......................................... .................... .................... .................... ...................
   Depreciation and amortization                           11                 0.03                   29                 0.08
.......................................... .................... .................... .................... ...................
   SG&A                                                    47                 0.14                   79                 0.22
.......................................... .................... .................... .................... ...................
   Franchise and revenue based taxes                        3                 0.01                    3                 0.01
.......................................... .................... .................... .................... ...................
   Other income and deductions                           (12)               (0.04)                  (5)               (0.01)
.......................................... .................... .................... .................... ...................
   Net interest                                             3                 0.01                    -                    -
.......................................... .................... .................... .................... ...................
   Income taxes                                         (122)               (0.36)                (157)               (0.44)
.......................................... .................... .................... .................... ...................
   Effect of reduced shares                                 -                 0.40                    -                 0.73
.......................................... .................... .................... .................... ...................
Q2 05 OPERATIONAL EARNINGS                                347                 1.43                  552                 2.27
============================================================================================================================

The $244 million increase in contribution margin for the second quarter 2005 versus the comparable 2004 period reflects higher retail and wholesale prices (primarily driven by increased natural gas prices), increased consumption due to hotter weather (approximately $8 million in margin versus normal weather and $11 million versus the prior year period), increased hedging and risk management activities revenue, increased base-load (nuclear and lignite) generation plant output, lower per unit base-load fuel costs, and reduced use of less efficient gas-fired generation. These increases were partially offset by the effect on contribution margins of decreased retail sales volumes due to robust competition, higher purchased power prices due to higher natural gas prices and heat rates, and higher delivery fees. The decline in operating costs of $23 million was achieved despite increases in plant production levels and reflects disciplined cost management, reduced expenses resulting from the expiration of the customer services agreement with TXU Gas and the sale of the TXU Fuel assets in June 2004, both of which have associated reductions in contribution margin, and lower pension, postretirement benefit and other expenses. The decrease in pensions and other postretirement benefits expense is predominantly due to transfer of such costs to TXU Electric Delivery for periods of service to the regulated business prior to the 2002 unbundling of the company. The reduction


                                       8
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

================================================================================

in depreciation and amortization expense of $11 million was primarily the result of reductions in the 2005 depreciation rates for lignite generation facilities assets due to an increase in the estimated average depreciable lives of the assets and decreased depreciation expense associated with the transfer of certain assets related to the Capgemini Energy outsourcing agreement. SG&A expenses for the second quarter of 2005 declined $47 million primarily due to reductions in shared services costs of $24 million including the effects of the Capgemini Energy outsourcing agreement, reductions in pension and benefits expenses and incentive plan accruals, and decreased retail bad debt expenses of $11 million as a result of stricter disconnect policies and more focused collection activities. The $12 million decrease in other income and deductions was primarily the result of the absence of the previous gain amortization from the sale of power plants due to the termination in late 2004 of a tolling contract over the term of which the gain was being amortized. The increase in income tax expense reflects increased earnings and a $10 million charge related to the resolution of audits for 1994 to 1996.

The major drivers of year-to-date 2005 results were substantially the same as for the second quarter 2005.

Total retail electricity revenues for the quarter ended June 30, 2005 increased $11 million, or 0.7 percent, as compared to the same period in 2004 primarily due to higher retail prices, reflecting increased power and natural gas prices, and increased consumption due to hotter weather, offset by decreased sales volumes resulting from the effects of retail customer losses. Wholesale electricity revenues for the second quarter of 2005 increased $73 million, or
15.3 percent, as compared to the 2004 period, due to higher wholesale prices, somewhat offset by lower sales volumes. The decrease of $8 million in other revenues for the second quarter 2005 as compared to the prior period is primarily associated with the dissolution of the customer services agreement with TXU Gas and the sale of the TXU Fuel assets in June 2004. Appendix Table B provides details of operating revenues for the TXU Energy Holdings segment for the second quarter of 2005 compared to previous year period.

Appendix Tables C and D provide TXU Energy volume and customer statistics. For the second quarter 2005, the 16.7 percent decrease in retail sales volumes as compared to the 2004 period is predominantly due to a 38.4 percent decline in large business volumes. Sales volumes also reflect a 3.0 percent decrease in mass market (residential and small business) sales as compared to the second quarter 2004 driven by competitive activity, somewhat offset by increased usage due to hotter weather. Native market residential customer levels declined 4.4 percent since year-end 2004 and 8.4 percent since June 30, 2004. Average weather adjusted volumes for the second quarter 2005 compared to the comparable 2004 period increased as a result of TXU Energy's marketing, customer service and credit collection activities.

Revenues from hedging and risk management activities increased $36 million for the quarter ended June 30, 2005 versus the comparable 2004 period. The increase primarily reflects gains from power positions held to hedge power price risk as prices increased. It also includes improved results in positions to hedge exposure in other commodities such as sulfur dioxide emissions and coal ($12 million improvement) and various other improvements. Results also include an increase of $18 million in net losses realized from other comprehensive income resulting primarily from the effect of hedges removed in 2004. Because hedging activities are intended to mitigate the risk of commodity price movements on revenues and cost of energy sold, the changes in such results should not be viewed in isolation but rather taken together with the effects of price and cost changes on margins.

As shown in Appendix Table E, the total cost of energy sold and delivery fees decreased $132 million, or 9.8 percent, for the second quarter 2005 compared to the prior-year quarter, primarily due to a decrease in sales volumes. The segment contribution margin percent improved due to more efficient and increased base-load generation and lower levels of natural gas generation and purchased power, partially offset by higher prices of natural gas and purchased power and an increase in average delivery fees.

Appendix  Table F  provides  a  quarter-to-quarter  summary  of the  TXU  Energy
Holdings segment generation and supply operating statistics. Results for the second quarter 2005 depict the benefit of more effective sourcing of purchased power versus higher heat rate natural gas-fired generation as well as increased production from the nuclear and lignite generation plants. The increase in average costs of natural gas and purchased power for 2005 was the result of higher gas prices and increased market heat rates. The increase in base-load production was primarily due to improved operating performance, fewer nuclear generation refueling days, reduced outages and the timing of maintenance outages.

TXU ELECTRIC DELIVERY SEGMENT

The TXU Electric Delivery Segment consists of TXU Electric Delivery Company, TXU Corp.'s regulated transmission and distribution business. TXU Electric Delivery is the sixth largest electric delivery company in the nation, delivering electricity to three million meters across a network of over 14,000 miles of transmission lines and 100,000 miles of distribution lines in the economically diverse north central, east and west Texas. The North American Electric Reliability Council estimates a 2.0 to 2.5 percent annual growth rate in the North Texas service area over the next 10 years, one of the highest growth regions in their survey. The benefits of the economic growth and significant ongoing investments in


                                       9
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

================================================================================

transmission infrastructure are reflected in TXU Electric Delivery's operational earnings improvement of $0.08 per share, or 44 percent, excluding the effect of reduced average shares, during the second quarter of 2005 relative to the same period last year.

TXU ELECTRIC DELIVERY SEGMENT: OPERATIONAL HIGHLIGHTS

In the second quarter, the TXU Electric Delivery segment continued to make progress on its goals of delivering operational excellence in system reliability and maintaining a position of cost leadership. Operations and maintenance (O&M) expense of $77 per distribution customer and O&M expense of $2.24 per MWh delivered were at or near top-decile performance. The segment also placed at or near top quartile reliability performers with a System Average Interruption Duration Index (SAIDI) performance of 77.7 minutes through the second quarter of 2005, 6 percent better than full-year 2003. As reported in the Public Utility Commission of Texas Service Quality Report for 2004, TXU Electric Delivery non-storm outage minutes were 38 percent lower than the comparable utility and 19 percent better than 2002, or two years earlier. Summer readiness projects have been completed including high priority projects to reduce transmission grid congestion in the Dallas-Fort Worth area. TXU Electric Delivery transmission projects added 2,458 MVA (Mega Volt Ampere) of transformer capacity; 1,050 Mvar (Mega Volt Ampere Reactive) of reactive capacity and 243 miles of new, upgraded, or rebuilt circuit line.

In addition to traditional reliability-enhancing maintenance and related programs, the TXU Electric Delivery segment is relentlessly focusing on improving reliability and customer satisfaction while holding down operations expense through increased technology investment. The TXU Electric Delivery segment is implementing automated meter reading (AMR) to provide two-way communications with meters. In addition to providing basic measurement functions (i.e., meter reading), two-way communications to the customer premise will provide capability for valuable system intelligence and control such as real-time load survey, service interruption and restoration status, and remote connect/disconnect capabilities. A pilot AMR deployment of roughly 2,800 meters was completed in April 2005, with an additional 80,000 meters to be installed by year end. In light of the recent legislation regarding recovery of AMR investments, scenarios are being reviewed to accelerate the AMR deployment program.

Additionally, the TXU Electric Delivery segment has begun deployment of distribution system equipment that provides for automatic service restoration following an outage. This technology essentially creates a "self-healing" delivery system. The first system was commissioned in June 2005 with additional systems to be installed by year end.

TXU ELECTRIC DELIVERY SEGMENT: FINANCIAL HIGHLIGHTS

The TXU Electric Delivery segment reported income from continuing operations of $0.35 per share in the second quarter of 2005, compared to $0.15 per share in the second quarter of 2004, an increase of 133 percent. Special charges were less than a penny in the current year period and $0.04 in the second quarter of 2004. Excluding the effect of lower average shares, the TXU Electric Delivery segment operational earnings improved by $0.08 per share.

For the year-to-date periods ended June 30, 2005 and 2004, income from continuing operations was $0.65 per share and $0.35 per share, respectively. Special charges were less than a penny in the current-year period and $0.04 per share year-to-date 2004. Excluding the effect of reduced weighted average shares outstanding, operational earnings for the segment improved by $0.09 per share over the prior year, an increase of 26 percent.

Table 9 below reconciles the change in operational earnings from 2004 to 2005 for the second quarter and year-to-date periods.

TABLE 9: TXU ELECTRIC DELIVERY SEGMENT -- OPERATIONAL EARNINGS RECONCILIATION Q2 04 TO Q2 05 AND YTD 04 TO YTD 05; $ MILLIONS AND $ PER SHARE

============================================================================================================================
                                                          QTR                  QTR                  YTD                  YTD
EARNINGS FACTOR                                    $ MILLIONS          $ PER SHARE           $ MILLIONS          $ PER SHARE
========================================= ==================== ==================== ==================== ===================
Q2 04 OPERATIONAL EARNINGS                                 60                 0.18                  126                 0.35
.......................................... .................... .................... .................... ...................
  Contribution margin (revenues)                           46                 0.14                   73                 0.20
.......................................... .................... .................... .................... ...................
  Operating costs                                         (1)                    -                  (5)               (0.01)
.......................................... .................... .................... .................... ...................
  Depreciation and amortization                          (25)               (0.08)                 (43)               (0.12)
.......................................... .................... .................... .................... ...................
  SG&A                                                      9                 0.03                    9                 0.03
.......................................... .................... .................... .................... ...................
  Franchise and revenue based taxes                         3                 0.01                    3                 0.01
.......................................... .................... .................... .................... ...................
  Other income and deductions                             (3)               (0.01)                  (6)               (0.02)
.......................................... .................... .................... .................... ...................
  Net interest                                              3                 0.01                    9                 0.02
.......................................... .................... .................... .................... ...................
  Income taxes                                            (6)               (0.02)                  (8)               (0.02)
.......................................... .................... .................... .................... ...................
  Effect of reduced shares                                  -                 0.09                    -                 0.21
.......................................... .................... .................... .................... ...................
Q2 05 OPERATIONAL EARNINGS                                 86                 0.35                  158                 0.65
============================================================================================================================


                                       10
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

================================================================================

Excluding the $0.09 per share benefit of reduced average shares, the TXU Electric Delivery segment's contribution for the second quarter increased by $0.08 per share from the prior-year period. The improved performance reflected an increase of $25 million ($0.07 per share pre-tax) in contribution margin (revenues) due to increased transmission and other tariff revenues and underlying market growth. Revenues also increased $21 million related to transition charge tariffs to service securitization bonds, which have offsetting amortization expense.

In tandem with these contribution margin improvements, operating costs held steady, increasing by only $1 million, primarily due to increased expenditures for vegetation management to improve reliability and other maintenance expenditures, substantially offset by an $8 million reduction in pension and other postretirement benefits expense. SG&A expense decreased by $9 million including a decrease in pension and other postretirement benefits expense, reduced incentive compensation, and lower support services costs as a result of the Capgemini Energy outsourcing agreement. Pension and other postretirement benefits expenses reflect the previously disclosed transfer of pre-2002 expenses from TXU Energy Holdings and deferral through regulatory assets and capitalization of $19 million pursuant to an amendment to the Public Utilities Regulatory Act enacted by the Texas Legislature in May 2005. The amendment provides for the deferral of amounts of pension and other postretirement benefits expenses that are more or less than the actual amounts approved in current rates. The $25 million increase in depreciation and amortization expense was primarily due to $21 million ($0.06 per share pre-tax) of amortization of regulatory assets as a result of securitization bonds issued in June 2004, which have equal associated transition revenues. The major factor in decreased net interest (interest expense net of interest income) was lower average interest rates. Income taxes reflect a $4 million credit related to the resolution of audits for 1994 to 1996.

The major drivers of year-to-date 2005 results were substantially the same as for the quarter 2005.

Appendix Tables I, J1 and J2 summarize the details of the operating revenues and operating statistics for the TXU Electric Delivery segment for the second quarter and year-to-date 2005 and 2004.

CORPORATE AND OTHER

Corporate and Other consists of TXU Corp.'s remaining non-segment operations consisting primarily of discontinued operations, general corporate expenses, and interest on debt at the corporate level. For the second quarter 2005 the loss from continuing operations for Corporate and Other was $48 million, or $0.34 per share, reflecting the dilution adjustment related to the true-up for the accelerated share repurchase program, as compared to a loss of $118 million, or $0.37 per share, for the second quarter 2004. Excluding the dilution effect of the accelerated share repurchase program, deducting preference stock dividends, and adjusting for special items in 2004 as detailed in Appendix Table A1, operational results were a loss of $0.21 per share in the second quarter 2005 as compared to a loss of $0.12 per share in the second quarter of 2004.

Excluding the effect of reduced shares, current period expenses increased by $0.03 per share from the prior-year period. The change is primarily related to increased net interest expense.

Year-to-date 2005 income from continuing operations for Corporate and Other was $85 million, but represents a loss of $1.71 per share, reflecting the dilution adjustment related to the true-up for the accelerated share repurchase program, as compared to a loss of $171 million, or $0.53 per share for the comparable 2004 period. Excluding the dilution effect of the accelerated share repurchase program, deducting preference stock dividends, and adjusting for special items of a credit of $0.65 per share in 2005 and a charge of $0.26 per share in 2004 as detailed in Appendix Table A2, operational results were a loss of $0.34 per share year-to-date 2005 as compared to a loss of $0.20 per share in the comparable 2004 period. Excluding the effect of reduced shares, expenses were reduced by $0.02 per share.

OUTLOOK AND STRATEGIC REVIEW

TXU's outlook for operational earnings for 2005 remains at $6.25 to $6.45 per share of common stock and the initial outlook for 2006 growth relative to the 2005 outlook remains at 16 to 20 percent. TXU expects roughly 60 percent of the remaining operational earnings for 2005 to be earned in the third quarter. As previously announced, subsequent to rating actions taken by Standard & Poor's Rating Services, TXU has undertaken a detailed review of its financial strategy and business plans. In addition, TXU is continuing to evaluate growth strategies and other value-creating opportunities involving each of its businesses and assets. TXU expects to provide additional details as these activities are completed.

ADDITIONAL INFORMATION

Additional information, including consolidating income statements, consolidating balance sheets, consolidated cash flow, and legal and regulatory summaries, can be obtained under the 2005 heading in the Second Quarter Financial Results file at WWW.TXUCORP.COM/INVESTRES/DEFAULT.ASP.


                                       11
================================================================================

================================================================================

TXU Corp., a Dallas-based energy company, manages a portfolio of competitive and regulated energy businesses in North America, primarily in Texas. In TXU Corp.'s unregulated business, TXU Energy provides electricity and related services to more than 2.4 million competitive electricity customers in Texas, more customers than any other retail electric provider in the state. TXU Power has over 18,300 megawatts of generation in Texas, including 2,300 MW of nuclear and 5,837 MW of lignite/coal-fired generation capacity. The company is also one of the largest purchasers of wind-generated electricity in Texas and North America. TXU Corp.'s regulated electric distribution and transmission business, TXU Electric Delivery, complements the competitive operations, using asset management skills developed over more than one hundred years, to provide reliable electricity delivery to consumers. TXU Electric Delivery operates the largest distribution and transmission system in Texas, providing power to more than 3 million electric delivery points over more than 100,000 miles of distribution and 14,000 miles of transmission lines. Visit www.txucorp.com for more information about TXU Corp.

THIS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS, WHICH ARE SUBJECT TO VARIOUS RISKS AND UNCERTAINTIES. DISCUSSION OF RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM MANAGEMENT'S CURRENT PROJECTIONS, FORECASTS, ESTIMATES AND EXPECTATIONS IS CONTAINED IN THE COMPANY'S SEC FILINGS. IN ADDITION TO THE RISKS AND UNCERTAINTIES SET FORTH IN THE COMPANY'S SEC FILINGS, THE FORWARD-LOOKING STATEMENTS IN THIS RELEASE COULD BE AFFECTED BY ACTIONS OF RATING AGENCIES, CHANGES IN WHOLESALE ELECTRICITY PRICES OR ENERGY COMMODITY PRICES AND THE COMPANY'S ABILITY TO ANTICIPATE SUCH CHANGES, DELAYS IN IMPLEMENTING ANY FUTURE PRICE-TO-BEAT FUEL FACTOR ADJUSTMENTS, THE ABILITY OF THE COMPANY TO ATTRACT AND RETAIN PROFITABLE CUSTOMERS, CHANGES IN DEMAND FOR ELECTRICITY, THE IMPACT OF WEATHER, CHANGES IN WHOLESALE ELECTRICITY PRICES OR ENERGY COMMODITY PRICES, THE ABILITY OF THE COMPANY TO IMPLEMENT THE INITIATIVES THAT ARE PART OF ITS RESTRUCTURING, OPERATIONAL IMPROVEMENT AND COST REDUCTION PROGRAM, AND THE TERMS UNDER WHICH THE COMPANY EXECUTES THOSE INITIATIVES, AND THE DECISIONS MADE AND ACTIONS TAKEN AS A RESULT OF THE FINANCIAL AND GROWTH STRATEGIES REVIEW AS DISCUSSED ABOVE.

                                      -END-

INVESTOR RELATIONS:                                                 MEDIA:

Tim Hogan             Bill Huber           Steve Oakley             Chris Schein
214-812-4641          214-812-2480         214-812-2220             214-875-8329


                                       12
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

================================================================================

APPENDIX TABLES

APPENDIX TABLE A1: CONSOLIDATED -- DESCRIPTION OF SPECIAL ITEMS
Q2 05 AND Q2 04; $ MILLIONS AND $ PER SHARE AFTER TAX

===========================================================================================================================
                                                                                                Q2 05
SPECIAL ITEM                                 INCOME STATEMENT LINE       Q2 05      Q2 05        CASH      Q2 04      Q2 04
=========================================== ======================= =========== ========== =========== ========== =========
TXU Energy Holdings segment:
............................................ ....................... ........... .......... ........... .......... .........
   Outsourcing/transition costs                   Other deductions           2       0.01           2          -          -
............................................ ....................... ........... .......... ........... .......... .........
   Severance and related expenses                 Other deductions           -          -           -         46       0.14
............................................ ....................... ........... .......... ........... .......... .........
   Inventory/gas plant write-downs                Other deductions           -          -           -         51       0.15
............................................ ....................... ........... .......... ........... .......... .........
   Software projects write-off                    Other deductions           -          -           -         70       0.21
............................................ ....................... ........... .......... ........... .......... .........
   Other charges                                              SG&A           -          -           -          2          -
............................................ ....................... ........... .......... ........... .......... .........
TXU Electric Delivery segment:
............................................ ....................... ........... .......... ........... .......... .........
   Outsourcing/transition costs                   Other deductions           -          -           -         13       0.04
............................................ ....................... ........... .......... ........... .......... .........
Corporate and Other:
............................................ ....................... ........... .......... ........... .......... .........
   Compensation/professional fees                             SG&A           -          -           -         49       0.14
............................................ ....................... ........... .......... ........... .......... .........
   Litigation settlement                          Other deductions           -          -           -         65       0.19
............................................ ....................... ........... .......... ........... .......... .........
   Liability management expense                   Other deductions           -          -           -         39       0.12
............................................ ....................... ........... .......... ........... .......... .........
   Outsourcing/transition costs                   Other deductions           -          -           -          3       0.01
............................................ ....................... ........... .......... ........... .......... .........
   Income tax benefit                           Income tax expense           -          -           -       (75)     (0.22)
............................................ ....................... ........... .......... ........... .......... .........
      TOTAL                                                                  2       0.01           2        263       0.78
===========================================================================================================================

APPENDIX TABLE A2: CONSOLIDATED - DESCRIPTION OF SPECIAL ITEMS
YTD 05 AND YTD 04; $ MILLIONS AND $ PER SHARE AFTER TAX

============================================================================================================================
                                                                                     YTD 05        YTD 05
SPECIAL ITEM                           INCOME STATEMENT LINE   YTD 05   YTD 05         CASH   NON-CASH(7)   YTD 04    YTD 04
====================================== ====================== ======== ======== ============ ============= ======== ========
TXU Energy Holdings segment:
....................................... ...................... ........ ........ ............ ............. ........ ........
   Outsourcing/transition costs             Other deductions        4     0.02            4             -
....................................... ...................... ........ ........ ............ ............. ........ ........
   Severance and related expenses           Other deductions        -        -            -             -       59      0.16
....................................... ...................... ........ ........ ............ ............. ........ ........
   Inventory/gas plant write-down           Other deductions        -        -            -             -       51      0.14
....................................... ...................... ........ ........ ............ ............. ........ ........
   Software projects write-off              Other deductions        -        -            -             -       70      0.20
....................................... ...................... ........ ........ ............ ............. ........ ........
TXU Electric Delivery segment:
....................................... ...................... ........ ........ ............ ............. ........ ........
   Outsourcing/transition costs             Other deductions        1        -            1             -       13      0.04
....................................... ...................... ........ ........ ............ ............. ........ ........
Corporate and Other:
....................................... ...................... ........ ........ ............ ............. ........ ........
   Litigation settlement benefit                Other income     (23)   (0.09)            -          (23)        -         -
....................................... ...................... ........ ........ ............ ............. ........ ........
   Compensation/professional fees                       SG&A        3     0.01            3             -       63      0.17
....................................... ...................... ........ ........ ............ ............. ........ ........
   Litigation settlement                    Other deductions        -        -            -             -       65      0.18
....................................... ...................... ........ ........ ............ ............. ........ ........
   Liability management expense             Other deductions        -        -            -             -       39      0.11
....................................... ...................... ........ ........ ............ ............. ........ ........
   Outsourcing/transition costs             Other deductions        1        -            1             -        3      0.01
....................................... ...................... ........ ........ ............ ............. ........ ........
   Income tax benefit                     Income tax expense    (138)   (0.57)            -         (138)     (75)    (0.21)
....................................... ...................... ........ ........ ............ ............. ........ ........
      TOTAL                                                     (152)   (0.63)            9         (161)      288      0.80
============================================================================================================================

----------
(7) While these items are reflected in earnings for the current period, the cash impact, if any, will be realized in future periods. These items are considered non-cash for the current period.


                                       13
================================================================================

================================================================================

APPENDIX TABLE B: TXU ENERGY HOLDINGS SEGMENT -- OPERATING REVENUES Q2 05 VS. Q2 04 AND YTD 05 VS. YTD 04; $ MILLIONS AND MIXED MEASURES

===========================================================================================================================
OPERATING REVENUE COMPONENT                              Q2 05      Q2 04      % CHANGE     YTD 05     YTD 04      % CHANGE
==================================================== ========== ========== ============= ========== ========== ============
Retail electricity revenues(8):
..................................................... .......... .......... ............. .......... .......... ............
   Native market:
..................................................... .......... .......... ............. .......... .......... ............
      Residential                                          838        750          11.7      1,474      1,400           5.3
..................................................... .......... .......... ............. .......... .......... ............
      Small business                                       270        258           4.7        498        514         (3.1)
..................................................... .......... .......... ............. .......... .......... ............
         Total native market                             1,108      1,008           9.9      1,972      1,914           3.0
..................................................... .......... .......... ............. .......... .......... ............
   Other markets:
..................................................... .......... .......... ............. .......... .......... ............
      Residential                                           99         72          37.5        156        115          35.7
..................................................... .......... .......... ............. .......... .......... ............
      Small business                                        15          8          87.5         27         14          92.9
..................................................... .......... .......... ............. .......... .......... ............
         Total other markets                               114         80          42.5        183        129          41.9
..................................................... .......... .......... ............. .......... .......... ............
   Large business                                          332        455        (27.0)        659        908        (27.4)
..................................................... .......... .......... ............. .......... .......... ............
Total retail electricity revenues                        1,554      1,543           0.7      2,814      2,951         (4.6)
..................................................... .......... .......... ............. .......... .......... ............
Wholesale electricity revenues                             549        476          15.3      1,065        942          13.1
..................................................... .......... .......... ............. .......... .......... ............
Hedging and risk mgmt. activities:
..................................................... .......... .......... ............. .......... .......... ............
   Realized gains (losses)                                   5         24        (79.2)       (24)         34             -
..................................................... .......... .......... ............. .......... .......... ............
   Reversal of prior recognized unrealized gains          (14)        (9)          55.6       (23)       (39)        (41.0)
..................................................... .......... .......... ............. .......... .......... ............
   Unrealized gains (losses) on open positions(9)           56        (4)             -         41          8             -
..................................................... .......... .......... ............. .......... .......... ............
      Total                                                 47         11             -        (6)          3             -
..................................................... .......... .......... ............. .......... .......... ............
Other revenues                                              77         85         (9.4)        157        176        (10.8)
..................................................... .......... .......... ............. .......... .......... ............
         Total operating revenues                        2,227      2,115           5.3      4,030      4,072         (1.0)
..................................................... .......... .......... ............. .......... .......... ............
Average revenue ($/MWh):
..................................................... .......... .......... ............. .......... .......... ............
   Residential                                          117.80     101.53          16.0     109.39      96.27          13.6
..................................................... .......... .......... ............. .......... .......... ............
   Small business                                       116.38     101.28          14.9     113.59     101.06          12.4
..................................................... .......... .......... ............. .......... .......... ............
   Large business                                        79.43      67.14          18.3      77.19      67.33          14.6
..................................................... .......... .......... ............. .......... .......... ............
Average wires charge ($/MWh)                             22.84      20.86           9.5      23.95      21.59          10.9
===========================================================================================================================

----------
(8) Breakout of native and other markets are estimates and provided for reference only.

(9) Net unrealized mark-to-market gains/(losses): second quarter 2005 includes $3 million of ineffectiveness gains related to cash flow hedges versus $2 million of ineffectiveness losses for the comparable period in 2004. Year-to-date 2005 includes $6 million of ineffectiveness gains related to cash flow hedges versus $17 million of ineffectiveness losses for the comparable period in 2004.


                                       14
================================================================================

================================================================================

APPENDIX TABLE C: TXU ENERGY HOLDINGS SEGMENT -- RETAIL AND WHOLESALE SALES Q2 05 VS. Q2 04 AND YTD 05 VS. YTD 04; MIXED MEASURES

===========================================================================================================================
VOLUME COMPONENT                                      Q2 05      Q2 04      % CHANGE      YTD 05       YTD 04      % CHANGE
================================================= ========== ========== ============= =========== ============ ============
Retail electricity sales (GWh):
.................................................. .......... .......... ............. ........... ............ ............
   Native market:
.................................................. .......... .......... ............. ........... ............ ............
      Residential                                     7,100      7,367         (3.6)      13,417       14,486         (7.4)
.................................................. .......... .......... ............. ........... ............ ............
      Small business                                  2,289      2,542        (10.0)       4,323        5,075        (14.8)
.................................................. .......... .......... ............. ........... ............ ............
        Total native market                           9,389      9,909         (5.2)      17,740       19,561         (9.3)
.................................................. .......... .......... ............. ........... ............ ............
   Other markets:
.................................................. .......... .......... ............. ........... ............ ............
      Residential                                       858        731          17.4       1,486        1,249          19.0
.................................................. .......... .......... ............. ........... ............ ............
      Small business                                    165         89          85.4         304          150             -
.................................................. .......... .......... ............. ........... ............ ............
        Total other markets                           1,023        820          24.8       1,790        1,399          27.9
.................................................. .......... .......... ............. ........... ............ ............
   Large business                                     4,172      6,771        (38.4)       8,534       13,480        (36.7)
.................................................. .......... .......... ............. ........... ............ ............
        Total retail electricity sales               14,584     17,500        (16.7)      28,064       34,440        (18.5)
.................................................. .......... .......... ............. ........... ............ ............
Wholesale electricity sales                          11,331     12,171         (6.9)      22,811       24,724         (7.7)
.................................................. .......... .......... ............. ........... ............ ............
           Total electricity sales                   25,915     29,671        (12.7)      50,875       59,164        (14.0)
.................................................. .......... .......... ............. ........... ............ ............
Volumes (GWh) - weather adjusted(10):
.................................................. .......... .......... ............. ........... ............ ............
   Residential                                        7,643      8,098         (5.6)      14,727       15,735         (6.4)
.................................................. .......... .......... ............. ........... ............ ............
   Small business                                     2,411      2,631         (8.4)       4,601        5,225        (11.9)
.................................................. .......... .......... ............. ........... ............ ............
   Large business                                     4,166      6,771        (38.5)       8,542       13,480        (36.6)
.................................................. .......... .......... ............. ........... ............ ............
Average KWh/customer(11):
.................................................. .......... .......... ............. ........... ............ ............
   Residential                                        3,809      3,649           4.4       7,091        7,108         (0.2)
.................................................. .......... .......... ............. ........... ............ ............
   Small business                                     8,096      8,161         (0.8)      15,028       16,222         (7.4)
.................................................. .......... .......... ............. ........... ............ ............
   Large business                                    71,057     87,380        (18.7)     129,342      184,108        (29.7)
.................................................. .......... .......... ............. ........... ............ ............
Average KWh/customer - weather adjusted(10):
.................................................. .......... .......... ............. ........... ............ ............
   Residential                                        3,659      3,649           0.3       7,008        7,108         (1.4)
.................................................. .......... .......... ............. ........... ............ ............
   Small business                                     7,957      8,161         (2.5)      14,944       16,222         (7.9)
.................................................. .......... .......... ............. ........... ............ ............
   Large business                                    71,294     87,380        (18.4)     129,466      184,108        (29.7)
.................................................. .......... .......... ............. ........... ............ ............
Weather - percent of normal(12):
.................................................. .......... .......... ............. ........... ............ ............
   Cooling degree days                                102.2       89.9          13.7       101.3         92.2           9.9
.................................................. .......... .......... ............. ........... ............ ............
   Heating degree days                                106.9      109.9         (2.7)        89.6         93.8         (4.5)
===========================================================================================================================

----------
(10)  2005 amounts adjusted for estimated weather effect as compared to 2004.

(11)  Based upon the average of the period beginning and ending customers.

(12) Average for service territory is based on a 50 percent - DFW, 25 percent - Mineral Wells and 25 percent Waco weighting. Weather data is obtained from WeatherBank, Inc., an independent company that collects and archives weather data from reporting stations of the National Oceanic and Atmospheric Administration (a federal agency under the U.S. Department of Commerce). Energy degree days calculation includes both heating degree and cooling degree days.


                                       15
================================================================================

================================================================================

APPENDIX TABLE D: TXU ENERGY HOLDINGS SEGMENT -- RETAIL CUSTOMER COUNTS
Q2 05 VS. Q4 04 AND Q2 05 VS. Q2 04; END OF PERIOD, THOUSANDS, # OF METERS

===========================================================================================================================
CUSTOMER COMPONENT                                 Q2 05       Q4 04       % CHANGE       Q2 05      Q2 04         % CHANGE
============================================ ============ =========== ============== =========== ========== ===============
Retail electricity customers:
............................................. ............ ........... .............. ........... .......... ...............
   Native market:
............................................. ............ ........... .............. ........... .......... ...............
      Residential                                  1,865       1,951          (4.4)       1,865      2,037            (8.4)
............................................. ............ ........... .............. ........... .......... ...............
      Small business                                 294         309          (4.9)         294        318            (7.5)
............................................. ............ ........... .............. ........... .......... ...............
         Total native market                       2,159       2,260          (4.5)       2,159      2,355            (8.3)
............................................. ............ ........... .............. ........... .......... ...............
   Other markets:
............................................. ............ ........... .............. ........... .......... ...............
      Residential                                    193         194          (0.5)         193        183              5.5
............................................. ............ ........... .............. ........... .......... ...............
      Small business                                   7           6           16.7           7          6             16.7
............................................. ............ ........... .............. ........... .......... ...............
         Total other markets                         200         200              -         200        189              5.8
............................................. ............ ........... .............. ........... .......... ...............
   Large business                                     56          76         (26.3)          56         77           (27.3)
............................................. ............ ........... .............. ........... .......... ...............
         Total retail electricity customers        2,415       2,536          (4.8)       2,415      2,621            (7.9)
............................................. ............ ........... .............. ........... .......... ...............
Estimated share of market (%)(13):
............................................. ............ ........... .............. ........... .......... ...............
   Native market:
............................................. ............ ........... .............. ........... .......... ...............
      Residential                                     77          81          (4.9)          77         85            (9.4)
............................................. ............ ........... .............. ........... .......... ...............
      Small business                                  74          78          (5.1)          74         83           (10.8)
............................................. ............ ........... .............. ........... .......... ...............
   Total ERCOT:
............................................. ............ ........... .............. ........... .......... ...............
      Residential                                     42          44          (4.5)          42         45            (6.7)
............................................. ............ ........... .............. ........... .......... ...............
      Small business                                  30          31          (3.2)          30         33            (9.1)
............................................. ............ ........... .............. ........... .......... ...............
      Large business                                  25          33         (24.2)          24         35           (31.4)
===========================================================================================================================

APPENDIX TABLE E: TXU ENERGY HOLDINGS SEGMENT -- COST OF ENERGY SOLD AND
                  DELIVERY FEES
Q2 05 VS. Q2 04 AND YTD 05 VS. YTD 04; $ MILLIONS

============================================================================================================================
COST COMPONENT                                    Q2 05       Q2 04        % CHANGE       YTD 05       YTD 04       % CHANGE
=========================================== ============ =========== =============== ============ ============ =============
Nuclear fuel (base-load)                             18          17             5.9           38           38              -
............................................ ............ ........... ............... ............ ............ .............
Lignite/coal (base-load)                            119         116             2.6          234          242          (3.3)
............................................ ............ ........... ............... ............ ............ .............
      Total base-load                               137         133             3.0          272          280          (2.9)
............................................ ............ ........... ............... ............ ............ .............
Gas/oil fuel and purchased power                    671         788          (14.8)        1,186        1,456         (18.5)
............................................ ............ ........... ............... ............ ............ .............
Other cost of energy sold                            70          57            22.8          133          112           18.8
............................................ ............ ........... ............... ............ ............ .............
   Cost of energy sold                              878         978          (10.2)        1,591        1,848         (13.9)
............................................ ............ ........... ............... ............ ............ .............
Delivery fees                                       338         370           (8.6)          681          754          (9.7)
............................................ ............ ........... ............... ............ ............ .............
   Cost of energy sold and delivery fees          1,216       1,348           (9.8)        2,272        2,602         (12.7)
============================================================================================================================

----------
(13) End of period. Estimated market share for residential and small and medium business is based on the estimated number of customers (meters) in the native market and the estimated number of customers (meters) in ERCOT that have choice. Estimated market share for large business is based on the estimated annualized consumption for this overall market within ERCOT.


                                       16
================================================================================

================================================================================

APPENDIX TABLE F: TXU ENERGY HOLDINGS SEGMENT -- GENERATION AND SUPPLY
                  STATISTICS
Q2 05 VS. Q2 04 AND YTD 05 VS. YTD 04; MIXED MEASURES

===========================================================================================================================
GENERATION AND SUPPLY STATISTIC                        Q2 05       Q2 04       % CHANGE     YTD 05     YTD 04      % CHANGE
================================================== ========== =========== ============== ========== ========== ============
Production and purchased power (GWh):
................................................... .......... ........... .............. .......... .......... ............
   Nuclear  (base-load)                                4,250       3,992            6.5      9,047      8,845           2.3
................................................... .......... ........... .............. .......... .......... ............
   Lignite/coal (base-load)                           10,605      10,223            3.7     21,125     20,426           3.4
................................................... .......... ........... .............. .......... .......... ............
      Total base-load                                 14,855      14,215            4.5     30,172     29,271           3.1
................................................... .......... ........... .............. .......... .......... ............
   Gas/oil                                             1,005       1,401         (28.3)      1,265      2,311        (45.3)
................................................... .......... ........... .............. .......... .......... ............
   Purchased power                                    10,780      15,237         (29.3)     20,586     29,469        (30.1)
................................................... .......... ........... .............. .......... .......... ............
      Total energy supply                             26,640      30,853         (13.7)     52,023     61,051        (14.8)
................................................... .......... ........... .............. .......... .......... ............
   Less line loss and other                              725       1,182         (38.7)      1,148      1,887        (39.2)
................................................... .......... ........... .............. .......... .......... ............
      Net energy supply                               25,915      29,671         (12.7)     50,875     59,164        (14.0)
................................................... .......... ........... .............. .......... .......... ............
Base-load capacity factors (%):
................................................... .......... ........... .............. .......... .......... ............
   Nuclear                                              84.9        79.9            6.3       90.8       88.4           2.7
................................................... .......... ........... .............. .......... .......... ............
   Lignite/coal                                         86.9        83.9            3.6       87.3       83.8           4.2
................................................... .......... ........... .............. .......... .......... ............
   Total base-load                                      86.3        82.8            4.2       88.3       85.1           3.8
................................................... .......... ........... .............. .......... .......... ............
Base-load capacity factors(14) (%):
................................................... .......... ........... .............. .......... .......... ............
   Nuclear                                             101.4        98.5            2.9      100.8       98.8           2.0
................................................... .......... ........... .............. .......... .......... ............
   Lignite/coal                                         96.2        92.9            3.6       96.1       92.6           3.8
................................................... .......... ........... .............. .......... .......... ............
   Total base-load                                      97.6        94.5            3.3       97.4       94.4           3.2
................................................... .......... ........... .............. .......... .......... ............
Fuel and purchased power costs ($/MWh):
................................................... .......... ........... .............. .......... .......... ............
   Nuclear generation                                   4.20        4.25          (1.2)       4.19       4.34         (3.5)
................................................... .......... ........... .............. .......... .......... ............
   Lignite/coal generation(15)                         12.02       12.36          (2.8)      11.98      12.81         (6.5)
................................................... .......... ........... .............. .......... .......... ............
      Total base-load                                   9.78       10.08          (3.0)       9.64      10.25         (6.0)
................................................... .......... ........... .............. .......... .......... ............
   Gas/oil generation and purchased power              56.59       47.17           20.0      54.27      45.60          19.0
................................................... .......... ........... .............. .......... .......... ............
ERCOT MCPE(16) ($/MWh)                                 54.40       43.90           23.9      48.88      38.80          26.0
................................................... .......... ........... .............. .......... .......... ............
ERCOT MWD(17) ($/MWh)                                  55.80       45.41           22.9      50.05      41.90          19.5
................................................... .......... ........... .............. .......... .......... ............
Gas Daily(18) ($/MMBtu)                                 6.84        6.00           14.0       6.47       5.69          13.7
................................................... .......... ........... .............. .......... .......... ............
Implied heat rate(19) (MMBtu/MWh)                       8.16        7.57            7.8       7.74       7.36           5.2
................................................... .......... ........... .............. .......... .......... ............
NYMEX strip(20) ($/MMBtu)                               7.55        6.21           21.6       7.24       5.84          24.0
===========================================================================================================================

APPENDIX TABLE G: TXU ENERGY HOLDINGS -- MATURITY DATES OF NET UNREALIZED
                  MARK-TO-MARKET ASSETS/LIABILITIES
6/30/05; $ MILLIONS UNLESS NOTED

===========================================================================================================================
                                                   LESS THAN                                     MORE THAN 5
SOURCE OF FAIR VALUE                                  1 YEAR       1-3 YEARS       4-5 YEARS           YEARS          TOTAL
============================================== ============== =============== =============== =============== =============
Prices actively quoted                                    14              59               2               -             75
............................................... .............. ............... ............... ............... .............
Prices provided by other external sources               (35)            (34)             (2)             (4)           (75)
............................................... .............. ............... ............... ............... .............
Prices based on models                                    19              14               -               -             33
............................................... .............. ............... ............... ............... .............
  Total                                                  (2)              39               -             (4)             33
............................................... .............. ............... ............... ............... .............
Percentage (%) of total fair value                       (6)             118               -            (12)            100
===========================================================================================================================

----------
(14)  Excludes planned outages and economic back-down.

(15) Includes depreciation and amortization of lignite mining plant and equipment and related asset retirement obligations, which are reported as depreciation and amortization expense, but are part of overall fuel costs.

(16) MCPE is Market Clearing Price of Energy in ERCOT. Prices quoted are for MCPE North Zone (24x7) as most of TXU Energy's generation capacity and customers are in the North Zone. MCPE does not include shaping, ancillary services and other retail related purchased power costs.

(17) MWD refers to indexed prices as referenced in the Megawatt Daily publication. Prices quoted are for MWD North Zone (24x7) as most of TXU Energy Holding's generation capacity and customers are in the North Zone. MWD pricing is based upon surveys.

(18)  Houston Ship Channel average daily prices.

(19) The efficiency at which a marginal unit converts fuel to electricity. Calculated by dividing ERCOT MWD price by Gas Daily natural gas price.

(20)  Average daily 12-month strip closing price for the period.


                                       17
================================================================================

================================================================================

APPENDIX TABLE H: TXU ENERGY HOLDINGS SEGMENT -- CHANGES IN COMMODITY CONTRACT
                  ASSETS AND LIABILITIES
YTD 05; $ MILLIONS

===========================================================================================================================
CHANGE COMPONENT                                                                                                     IMPACT
==================================================================================================== ======================
Balance of net commodity contract assets -- beginning of period                                                          23
..................................................................................................... ......................
   Settlements of positions included in the opening balance(21)                                                        (23)
..................................................................................................... ......................
   Unrealized mark-to-market valuations of positions held at end of period                                               35
..................................................................................................... ......................
   Other activity(22)                                                                                                    50
..................................................................................................... ......................
Balance of net commodity contract assets -- end of period                                                                85
===========================================================================================================================

APPENDIX TABLE I: TXU ELECTRIC DELIVERY SEGMENT -- OPERATING REVENUES Q2 05 VS. Q2 04 AND YTD 05 VS. YTD 04; $ MILLIONS

===========================================================================================================================
REVENUE COMPONENT                                 Q2 05        Q2 04        % CHANGE      YTD 05     YTD  04       % CHANGE
============================================= =========== ============ ============== =========== =========== =============
Electricity transmission and distribution:
.............................................. ........... ............ .............. ........... ........... .............
   Affiliated (TXU Energy Holdings)                 304          335           (9.3)         615         685         (10.2)
.............................................. ........... ............ .............. ........... ........... .............
   Nonaffiliated                                    260          183            42.1         499         356           40.2
.............................................. ........... ............ .............. ........... ........... .............
      Total                                         564          518             8.9       1,114       1,041            7.0
===========================================================================================================================

APPENDIX TABLE J1: TXU ELECTRIC DELIVERY SEGMENT -- OPERATING STATISTICS Q2 05 AND Q2 04; MIXED MEASURES

===========================================================================================================================
OPERATING STATISTIC                                                                       Q2 05        Q2 04       % CHANGE
=================================================================================== ============ ============ =============
Volumes - Electricity distribution (GWh)                                                 25,459       24,900            2.2
.................................................................................... ............ ............ .............
Electricity points of delivery - number of meters (end of period, in                      2,996        2,954            1.4
thousands)(23)
.................................................................................... ............ ............ .............
System Average Interruption Duration Index (SAIDI) (non-storm)(24)                        77.71        75.77          (2.6)
.................................................................................... ............ ............ .............
System Average Interruption Frequency Index (SAIFI) (non-storm)(24)                        0.98         0.95          (3.2)
.................................................................................... ............ ............ .............
Customer Average Interruption Duration Index (CAIDI) (non-storm)(24)                      79.10        79.93            1.0
===========================================================================================================================

APPENDIX TABLE J2: TXU ELECTRIC DELIVERY SEGMENT -- OPERATING STATISTICS YTD 05 AND YTD 04; MIXED MEASURES

===========================================================================================================================
OPERATING STATISTIC                                                                      YTD 05       YTD 04       % CHANGE
================================================================================== ============= ============ =============
Volumes - Electricity distribution (GWh)                                                 48,907       48,531            0.8
===========================================================================================================================

APPENDIX TABLE K: DETAILS OF DISCONTINUED OPERATIONS
Q2 05, Q2 04, YTD 05 AND YTD 04; $ MILLIONS AND $ PER SHARE AFTER TAX

===========================================================================================================================
DISCONTINUED OPERATION                      Q2 05     Q2 05     Q2 04     Q2 04     YTD 05     YTD 05     YTD 04     YTD 04
======================================== ========= ========= ========= ========= ========== ========== ========== =========
TXU Energy Holdings segment                   (1)         -      (27)    (0.08)        (4)     (0.02)       (30)     (0.09)
......................................... ......... ......... ......... ......... .......... .......... .......... .........
TXU Australia                                   -         -     (118)    (0.37)          1          -       (86)     (0.27)
......................................... ......... ......... ......... ......... .......... .......... .......... .........
TXU Gas                                       (3)    (0.02)     (158)    (0.49)         14       0.07      (120)     (0.37)
......................................... ......... ......... ......... ......... .......... .......... .......... .........
Corporate and Other                             -         -       633      1.97          -          -        616       1.91
......................................... ......... ......... ......... ......... .......... .......... .......... .........
      TOTAL                                   (4)    (0.02)       330      1.03         11       0.05        380       1.18
===========================================================================================================================

----------
(21) Represents unrealized mark-to-market valuations of these positions as of the beginning of the period settled or recognized in earnings during the quarter.

(22) Includes initial values of positions involving the receipt or payment of cash or other consideration, including $56 million related to natural gas physical swap transactions, as well as option premiums and related amortization. Year-to-date includes $12 million charge related to nonperformance by a coal contract counterparty. These activities have no effect on unrealized mark-to-market valuations.

(23) Includes lighting sites, principally guard lights, for which TXU Energy Retail is the REP, which are not included in TXU Energy Retail's customer count. Such sites totaled 88,242 and 98,292 at June 30, 2005 and 2004, respectively. Adjusting for the guard lights, which have minimal value, points of delivery increased 1.8 percent.

(24) SAIDI is the number of minutes in a year the average customer is out of electric service. SAIFI is the number of times in a year the average customer experiences an interruption to electric service. CAIDI is the duration of the average interruption to electric service.


                                       18
================================================================================

================================================================================

ATTACHMENT 1: FINANCIAL DEFINITIONS

CASH INTEREST EXPENSE (NON-GAAP): Interest expense and related charges less amortization of discount and reacquired debt expense plus capitalized interest. Cash interest expense is a measure used by TXU to assess credit quality.

CONTRIBUTION MARGIN: Operating revenues (GAAP) less cost of energy sold and delivery fees (GAAP).

EBIT (NON-GAAP): Income from continuing operations before interest income, interest expense and related charges, and income tax and special items. EBIT is a measure used by TXU to assess performance.

EBITDA (NON-GAAP): Income from continuing operations before interest income, interest expense and related charges, and income tax plus depreciation and amortization and special items. EBITDA is a measure used by TXU to assess performance.

EBITDA/INTEREST (NON-GAAP): EBITDA divided by cash interest expense is a measure used by TXU to assess credit quality.

TOTAL DEBT/EBITDA (NON-GAAP): Total debt less transition bonds and debt-related restricted cash divided by EBITDA. Transition, or securitization, bonds are serviced by a regulatory transition charge on wires rates and are therefore excluded from debt in credit reviews. Debt-related restricted cash is treated as net debt in credit reviews. Debt/EBITDA is a measure used by TXU to assess credit quality.

FREE CASH FLOW (NON-GAAP): Cash provided by operating activities less capital expenditures and nuclear fuel. Used predominantly as a forecasting tool to estimate cash available for dividends, debt reduction, and other investments.

INCOME FROM CONTINUING OPERATIONS PER SHARE (GAAP): Per share (diluted) income from continuing operations before cumulative effect of changes in accounting principles, before preference stock dividends.

OPERATIONAL EARNINGS (NON-GAAP): Income from continuing operations net of preference stock dividends, excluding special items and the adjustment in 2005 for the cost of the true-up payment on the 52.5 million share accelerated common stock repurchase. TXU relies on operational earnings for evaluation of performance and believes that analysis of the business by external users is enhanced by visibility to both reported GAAP earnings and operational earnings.

OPERATIONAL EARNINGS PER SHARE (NON-GAAP): Per share (diluted) income from continuing operations net of preference stock dividends, excluding special items and the adjustment in 2005 for the cost of a true-up payment on the 52.5 million share accelerated common stock repurchase.

REPORTED EARNINGS PER SHARE (GAAP): Per share (diluted) net income available to common shareholders.

RETURN ON AVERAGE COMMON STOCK EQUITY BASED ON NET INCOME (GAAP): Twelve months ended net income available for common stock (GAAP) divided by the average of the beginning and ending common stock equity (GAAP) for the period calculated.

RETURN ON AVERAGE COMMON STOCK EQUITY BASED ON OPERATIONAL  EARNINGS (NON-GAAP):
Twelve months ended operational earnings (non-GAAP) divided by the average of the beginning and ending common stock equity (GAAP) for the period calculated. This measure is used to evaluate operational performance and management effectiveness.

RETURN ON INVESTED CAPITAL BASED ON ADJUSTED NET INCOME (NON-GAAP): Twelve months ended net income (GAAP) plus after-tax interest expense and related charges net of interest income on restricted cash related to debt, divided by the average of the beginning and ending total capitalization less debt-related restricted cash for the period calculated. This measure is used to evaluate operational performance and management effectiveness.

RETURN ON INVESTED CAPITAL BASED ON ADJUSTED  OPERATIONAL  EARNINGS  (NON-GAAP):
Twelve months ended operational earnings (non-GAAP) plus preference stock dividends plus after-tax interest expense and related charges net of interest income on restricted cash related to debt, divided by the average of the beginning and ending total capitalization less debt-related restricted cash for the period calculated. This measure is used to evaluate operational performance and management effectiveness.

SPECIAL ITEMS: Unusual charges related to the implementation of the performance improvement program and other charges, credits or gains that are unusual or nonrecurring. Special items are included in reported GAAP earnings, but are excluded from operational earnings. Special items associated with the performance improvement program include debt extinguishment losses and costs related to severance programs, asset impairments and facility closures.

TOTAL CAPITALIZATION (NON-GAAP): Total debt plus shareholders equity.

TOTAL DEBT (GAAP): Long-term debt (including current portion), plus bank loans and commercial paper plus long-term debt held by subsidiary trusts plus preferred securities of subsidiaries, including exchangeable preferred membership interests (EPMI).

TOTAL DEBT LESS TRANSITION BONDS AND RESTRICTED CASH (NON-GAAP): TXU also uses a total debt measure that excludes transition bonds and restricted cash. Transition, or securitization, bonds are serviced by a regulatory transition charge on wires rates and are therefore excluded from debt in credit reviews. Debt-related restricted cash is treated as net debt in credit reviews. TXU uses this measure to evaluate its debt and capitalization levels.


                                       19
================================================================================

================================================================================

EXHIBITS: REGULATION G - RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO THE MOST DIRECTLY COMPARABLE GAAP
ATTACHMENT 2: FINANCIAL MEASURES

EXHIBIT 1: RETURN ON AVERAGE COMMON STOCK EQUITY CALCULATION
TWELVE MONTHS ENDED 6/30/05 AND 6/30/04; $ MILLIONS UNLESS OTHERWISE NOTED

============================================================================================================================
COMPONENT                                                                                    6/30/05          6/30/04    REF
===================================================================================== =============== ================ =====
Net income (loss) available for common stock                                                     830             (10)      A
...................................................................................... ............... ................ .....
Income from continuing operations before extraordinary gain and cumulative                       831
effect of changes in accounting principles                                                                        412
...................................................................................... ............... ................ .....
Special items                                                                                    388              288
...................................................................................... ............... ................ .....
Preference stock dividends                                                                      (21)             (22)
...................................................................................... ............... ................ .....
    Operational earnings                                                                       1,198              678      B
...................................................................................... ............... ................ .....
Average common equity                                                                          2,245            4,506      C
...................................................................................... ............... ................ .....
Return on average common equity - based on net income - percent (A/C)                           37.0            (0.2)
...................................................................................... ............... ................ .....
Return on average common equity - based on operational earnings  - percent (B/C)                53.4             15.0
============================================================================================================================

EXHIBIT 2: RETURN ON AVERAGE INVESTED CAPITAL CALCULATION
TWELVE MONTHS ENDED 6/30/05 AND 6/30/04; $ MILLIONS UNLESS OTHERWISE NOTED

=============================================================================================================================
COMPONENT                                                                                     6/30/05         6/30/04     REF
===================================================================================== ================ =============== ======
Net income                                                                                        851             861
...................................................................................... ................ ............... ......
After-tax interest expense and related charges net of interest income (a)                         442             463
...................................................................................... ................ ............... ......
    Total return (based on net income)                                                          1,293           1,324       A
...................................................................................... ................ ............... ......
Operational earnings                                                                            1,198             678
...................................................................................... ................ ............... ......
Preference stock dividends                                                                         21              22
...................................................................................... ................ ............... ......
After-tax interest expense and related charges net of interest income (a)                         442             463
...................................................................................... ................ ............... ......
    Total return (based on operational earnings)                                                1,661           1,163       B
...................................................................................... ................ ............... ......
Average total capitalization                                                                   16,440          18,054       C
...................................................................................... ................ ............... ......
Return on average invested capital - based on net income (A/C) (%)                                7.9             7.3
...................................................................................... ................ ............... ......
Return on average invested capital - based on operational earnings (B/C) (%)                     10.1             6.4
...................................................................................... ................ ............... ......

...................................................................................... ................ ............... ......
(a)  After-tax interest expense and related charges net of interest income
...................................................................................... ................ ............... ......
      Interest expense                                                                            721             739
...................................................................................... ................ ............... ......
      Interest income                                                                            (41)            (27)
...................................................................................... ................ ............... ......
         Net                                                                                      680             712
...................................................................................... ................ ............... ......
      Tax at 35%                                                                                  238             249
...................................................................................... ................ ............... ......
         Net of tax                                                                               442             463
=============================================================================================================================


                                       20
================================================================================

================================================================================

EXHIBIT 3: INTEREST AND DEBT COVERAGE RATIOS
TWELVE MONTHS ENDED 6/30/05 AND 6/30/04; $ MILLIONS UNLESS OTHERWISE NOTED

==============================================================================================================================
COMPONENT                                                                                             6/30/05   6/30/04    REF
=================================================================================================== ========== ========= =====
Income from continuing operations before income taxes and extraordinary items                           1,124      493
.................................................................................................... .......... ......... .....
Interest expense and related charges                                                                      721      739
.................................................................................................... .......... ......... .....
Interest income                                                                                          (41)     (27)
.................................................................................................... .......... ......... .....
Depreciation and amortization                                                                             769      740
.................................................................................................... .......... ......... .....
   EBITDA                                                                                               2,573    1,945
.................................................................................................... .......... ......... .....
Special items                                                                                             647      521
.................................................................................................... .......... ......... .....
   EBITDA (excluding special items)                                                                     3,220    2,466       A
.................................................................................................... .......... ......... .....
Interest expense and related charges                                                                      721      739
.................................................................................................... .......... ......... .....
Amortization of discount and reacquired debt expense                                                     (25)     (29)
.................................................................................................... .......... ......... .....
Capitalized interest                                                                                       16       11
.................................................................................................... .......... ......... .....
   Cash interest expense                                                                                  712      721       B
.................................................................................................... .......... ......... .....
Total debt                                                                                             13,996   14,094       C
.................................................................................................... .......... ......... .....
Transition bonds                                                                                      (1,212)  (1,282)
.................................................................................................... .......... ......... .....
Debt-related restricted cash                                                                                -    (525)
.................................................................................................... .......... ......... .....
   Total debt less transition bonds                                                                    12,784   12,287       D
.................................................................................................... .......... ......... .....
Cash provided by operating activities                                                                   1,865    1,662       E
.................................................................................................... .......... ......... .....
Reconciling adjustments from cash flow statement                                                        1,034    1,250
.................................................................................................... .......... ......... .....
Income from continuing operations                                                                         831      412
.................................................................................................... .......... ......... .....
EBITDA/interest - ratio (A/B)                                                                             4.5      3.4
.................................................................................................... .......... ......... .....
Debt/EBITDA - ratio (D/A)                                                                                 4.0      5.0
.................................................................................................... .......... ......... .....
Cash provided by operating activities + cash interest expense/cash interest expense-ratio (E+B/B)         3.6      3.3
.................................................................................................... .......... ......... .....
Total debt/cash provided by operating activities - ratio (C/E)                                            7.5      8.5
==============================================================================================================================

EXHIBIT 4A: CONSOLIDATED -- OPERATIONAL EARNINGS RECONCILIATION
Q2 05; $ MILLIONS AND $ PER SHARE AFTER TAX

=============================================================================================================================
                                            ENERGY     ENERGY   ELECTRIC   ELECTRIC      CORP.      CORP.
FACTOR                                    HOLDINGS   HOLDINGS   DELIVERY   DELIVERY    & OTHER    & OTHER     TOTAL     TOTAL
======================================= =========== ========== ========== ========== ========== ========== ========= ========
OPERATIONAL EARNINGS                           347       1.43         86       0.35       (52)     (0.21)       381      1.57
........................................ ........... .......... .......... .......... .......... .......... ......... ........
Special items                                  (2)     (0.01)          -          -          -          -       (2)    (0.01)
........................................ ........... .......... .......... .......... .......... .......... ......... ........
Effect of ASR true-up                            -          -          -          -          -     (0.15)         -    (0.15)
........................................ ........... .......... .......... .......... .......... .......... ......... ........
Preference stock dividends                       -          -          -          -          4       0.02         4      0.02
........................................ ........... .......... .......... .......... .......... .......... ......... ........
INCOME (LOSS) FROM CONT. OPERATIONS            345       1.42         86       0.35       (48)     (0.34)       383      1.43
........................................ ........... .......... .......... .......... .......... .......... ......... ........
Discontinued operations                        (1)          -          -          -        (3)     (0.02)       (4)    (0.02)
........................................ ........... .......... .......... .......... .......... .......... ......... ........
Preference stock dividends                       -          -          -          -        (4)     (0.02)       (4)    (0.02)
........................................ ........... .......... .......... .......... .......... .......... ......... ........
NET INCOME TO COMMON                           344       1.42         86       0.35       (55)     (0.38)       375      1.39
........................................ ........... .......... .......... .......... .......... .......... ......... ........
Average shares - diluted                                                                                                  243
........................................ ........... .......... .......... .......... .......... .......... ......... ........
Average shares - basic                                                                                                    238
=============================================================================================================================


                                       21
================================================================================

================================================================================

EXHIBIT 4B: CONSOLIDATED -- OPERATIONAL EARNINGS RECONCILIATION
Q2 04; $ MILLIONS AND $ PER SHARE AFTER TAX

=============================================================================================================================
                                            ENERGY     ENERGY   ELECTRIC   ELECTRIC      CORP.      CORP.
FACTOR                                    HOLDINGS   HOLDINGS   DELIVERY   DELIVERY    & OTHER    & OTHER      TOTAL    TOTAL
======================================= =========== ========== ========== ========== ========== ========== ========== =======
OPERATIONAL EARNINGS                           150       0.45         60       0.18       (42)     (0.12)        168     0.51
........................................ ........... .......... .......... .......... .......... .......... .......... .......
Special items                                (169)     (0.50)       (13)     (0.04)       (81)     (0.24)      (263)   (0.78)
........................................ ........... .......... .......... .......... .......... .......... .......... .......
Effect of share dilution                         -     (0.01)          -       0.01          -     (0.03)          -   (0.03)
........................................ ........... .......... .......... .......... .......... .......... .......... .......
Preference stock dividends                       -          -          -          -          5       0.02          5     0.02
........................................ ........... .......... .......... .......... .......... .......... .......... .......
INCOME (LOSS) FROM CONT. OPERATIONS           (19)     (0.06)         47       0.15      (118)     (0.37)       (90)   (0.28)
........................................ ........... .......... .......... .......... .......... .......... .......... .......
Discontinued operations                       (27)     (0.08)          -          -        357       1.11        330     1.03
........................................ ........... .......... .......... .......... .......... .......... .......... .......
Buyback premium on EPMI                          -          -          -          -      (849)     (2.65)      (849)   (2.65)
........................................ ........... .......... .......... .......... .......... .......... .......... .......
Extraordinary gain                               -          -         16       0.05          -          -         16     0.05
........................................ ........... .......... .......... .......... .......... .......... .......... .......
Preference stock dividends                       -          -          -          -        (5)     (0.02)        (5)   (0.02)
........................................ ........... .......... .......... .......... .......... .......... .......... .......
NET INCOME TO COMMON                          (46)     (0.14)         63       0.20      (615)     (1.93)      (598)   (1.87)
........................................ ........... .......... .......... .......... .......... .......... .......... .......
Average shares - diluted                                                                                                  337
........................................ ........... .......... .......... .......... .......... .......... .......... .......
Average shares - basic                                                                                                    320
=============================================================================================================================

EXHIBIT 4C: CONSOLIDATED -- OPERATIONAL EARNINGS RECONCILIATION
YTD 05 04; $ MILLIONS AND $ PER SHARE AFTER TAX

=============================================================================================================================
                                            ENERGY     ENERGY   ELECTRIC   ELECTRIC      CORP.      CORP.
FACTOR                                    HOLDINGS   HOLDINGS   DELIVERY   DELIVERY    & OTHER    & OTHER      TOTAL    TOTAL
======================================= =========== ========== ========== ========== ========== ========== ========== =======
OPERATIONAL EARNINGS                           552       2.27        158       0.65       (82)     (0.34)        628     2.58
........................................ ........... .......... .......... .......... .......... .......... .......... .......
Special items                                  (4)     (0.02)        (1)          -        157       0.65        152     0.63
........................................ ........... .......... .......... .......... .......... .......... .......... .......
Effect of ASR true-up/rounding                   -       0.01          -          -                (2.06)          -   (2.05)
........................................ ........... .......... .......... .......... .......... .......... .......... .......
Preference stock dividends                       -          -          -          -         10       0.04         10     0.04
........................................ ........... .......... .......... .......... .......... .......... .......... .......
INCOME (LOSS) FROM CONT. OPERATIONS            548       2.26        157       0.65         85     (1.71)        790     1.20
........................................ ........... .......... .......... .......... .......... .......... .......... .......
Discontinued operations                        (4)     (0.02)          -          -         15       0.07         11     0.05
........................................ ........... .......... .......... .......... .......... .......... .......... .......
Preference stock dividends                       -          -          -          -       (10)     (0.04)       (10)   (0.04)
........................................ ........... .......... .......... .......... .......... .......... .......... .......
NET INCOME TO COMMON                           544       2.24        157       0.65         90     (1.68)        791     1.21
........................................ ........... .......... .......... .......... .......... .......... .......... .......
Average shares - diluted                                                                                                  243
........................................ ........... .......... .......... .......... .......... .......... .......... .......
Average shares - basic                                                                                                    238
=============================================================================================================================

EXHIBIT 4D: CONSOLIDATED -- OPERATIONAL EARNINGS RECONCILIATION
YTD 04; $ MILLIONS AND $ PER SHARE AFTER TAX

=============================================================================================================================
                                            ENERGY     ENERGY   ELECTRIC   ELECTRIC      CORP.      CORP.
FACTOR                                    HOLDINGS   HOLDINGS   DELIVERY   DELIVERY    & OTHER    & OTHER      TOTAL    TOTAL
======================================= =========== ========== ========== ========== ========== ========== ========== =======
OPERATIONAL EARNINGS                           278       0.78        126       0.35       (88)     (0.20)        316     0.93
........................................ ........... .......... .......... .......... .......... .......... .......... .......
Special items                                (180)     (0.50)       (13)     (0.04)       (95)     (0.26)      (288)   (0.80)
........................................ ........... .......... .......... .......... .......... .......... .......... .......
Effect of share dilution/rounding              (1)       0.02          -       0.04          1     (0.10)          -   (0.04)
........................................ ........... .......... .......... .......... .......... .......... .......... .......
Preference stock dividends                       -          -          -          -         11       0.03         11     0.03
........................................ ........... .......... .......... .......... .......... .......... .......... .......
INCOME (LOSS) FROM CONT. OPERATIONS             97       0.30        113       0.35      (171)     (0.53)         39     0.12
........................................ ........... .......... .......... .......... .......... .......... .......... .......
Discontinued operations                       (30)     (0.09)          -          -        410       1.27        380     1.18
........................................ ........... .......... .......... .......... .......... .......... .......... .......
Buyback premium on EPMI                          -          -          -          -      (849)     (2.64)      (849)   (2.64)
........................................ ........... .......... .......... .......... .......... .......... .......... .......
Extraordinary gain                               -          -         16       0.05          -          -         16     0.05
........................................ ........... .......... .......... .......... .......... .......... .......... .......
Preference stock dividends                       -          -          -          -       (11)     (0.03)       (11)   (0.03)
........................................ ........... .......... .......... .......... .......... .......... .......... .......
NET INCOME TO COMMON                            67       0.21        129       0.40      (621)     (1.93)      (425)   (1.32)
........................................ ........... .......... .......... .......... .......... .......... .......... .......
Average shares - diluted                                                                                                  358
........................................ ........... .......... .......... .......... .......... .......... .......... .......
Average shares - basic                                                                                                    322
=============================================================================================================================


                                       22
================================================================================